EXHIBIT 10 (ii)

EMPLOYMENT AGREEMENT

AGREEMENT made on the 1st day of August, 2023, which further modifies and extends the Employment Agreement originally made as of the 1st day of August, 2008, which expired on July 31, 2011, as modified and extended by the Employment Agreement made as of the 1st day of August, 2011, which expired on July 31, 2014, as modified and extended by the Employment Agreement made as of the 1st day of August, 2014, which expired on July 31, 2017, as modified and extended by the Employment Agreement made on the 22nd day of March, 2017 which expired on July 31, 2020, and as modified and extended by the Employment Agreement made on the 1st day of August, 2020, between J.W. Mays, Inc., a New York corporation with offices and principal place of business located at 9 Bond Street, Brooklyn, New York 11201 (hereinafter called the “Company”), and Lloyd J. Shulman (hereinafter called “Shulman” or “Employee”).

WHEREAS, Shulman has rendered distinguished and dedicated service to the Company for many years, currently serves as its President and his services have continuing value to the Company; and

WHEREAS, the Company desires to assure continuity of the services of Shulman as President by means of an Employment Agreement and Shulman is willing to enter into such Agreement upon the terms and conditions hereinafter set forth; and

WHEREAS, the protection of the Company’s Confidential Information (as defined hereinafter) is vital to the continued successful operation of the Company’s business.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. Nature of Services and Duties:

(A) The Company hereby employs Shulman and Shulman accepts employment as the President of the Company.

(B) Shulman shall devote his best efforts and substantially all of his business time to advance the interests of the Company, subject to the control of the Board of Directors, and subject to and bound by all personnel and corporate policies and procedures applicable to employees of the Company. At all times he shall be furnished office accommodations adequate for the performance of his duties and compatible with his position as President of the Company.

2. Term of Employment:

(A) Shulman’s employment hereunder shall commence as of August 1, 2023 and shall end at the close of business on July 31, 2026, subject to earlier termination as provided in this Agreement in the event of Shulman’s retirement or permanent disability (the “Term of Employment”). Leave of absence for any period of time authorized by the Board of Directors of the Company shall not be deemed an interruption, cessation or termination of the terms of Shulman’s employment.

(B) Shulman may, at his option, elect to retire at any time upon at least ninety (90) days prior written notice to the Company.

(C) Nothing in this Agreement shall prevent the Company from terminating the employment at any time for cause. The following events shall constitute cause: (i) fraud, criminal conduct, misappropriation, embezzlement or the like; or (ii) willful misconduct of the Employee in connection with the performance of his duties under this Agreement; or (iii) violation of any material provision of this Agreement.

3. Compensation:

(A) The Company agrees to compensate Shulman for his services, and Shulman agrees to accept as compensation for his services, during the period of his employment hereunder or any renewal thereof, the sum of not less than Four Hundred Ten Thousand and 00/100 ($410,000.00) Dollars per annum, payable in equal monthly or other installments in accordance with the general practice of the Company with respect to Senior Executives. Shulman shall be entitled to such increases and additional payments as may be determined from time to time by the Board of Directors in its discretion.

(B) To the extent to which he may qualify, he shall, in addition, be entitled to participate in all plans now or hereafter adopted for Executives or employees, including, but not limited to, pension, group insurance or medical plans, and in any other employee benefit plans, whether similar to or different from any of the foregoing categories, offered or made available by the Company.

(C) The Company shall reimburse Shulman upon submission of vouchers by him, for all out-of-pocket expenses for entertainment, travel, meals, hotel accommodations and the like, incurred by him in the interest of the business of the Company.

(D) The Company shall have the right, at its option, to allocate payment of Shulman’s compensation or expenses, or any part thereof, among its subsidiaries or divisions, if any, to the extent applicable as its Board of Directors may from time to time direct.

4. Restrictive Covenant:

(A) Shulman acknowledges that: (i) due to the nature of his duties, he has and will continue to have access to and will acquire confidential information relating to the business and operation of the Company: and (ii) Shulman’s expertise and background would enable him to compete with the business of the Company, which is the ownership, control, development, management and operation of real property;

(B) Shulman shall not at any time, either during or after his employment, directly or indirectly, divulge, disclose or communicate to any person or entity, any non-public information affecting or relating to the business of the Company (the “Confidential Information”), including without limitation the names and addresses of its tenants, sub-tenants and prospective or potential tenants, marketing information, information regarding the nature and extent of its ownership interests in real property, leasing information, including, but not limited to, rents, expiration dates, rights of renewal, or any other lease terms, costs and expenses of operation, income, its manner of operation, its plans, its financial arrangements or condition, its policies and procedures, or contracts and other relationships with and information regarding other individuals or entities, including, but not limited to employees and independent contractors, regardless of whether any or all of the foregoing matters would be deemed confidential material or important, the parties stipulating that as between them such information is confidential, important and gravely affects the successful conduct of the business of the Company and its goodwill and that any breach of this Section is a material breach of this Agreement. Upon Shulman’s termination of employment, he shall immediately deliver to the Company all of the Company’s Confidential Information and shall not retain in any copies of the Company’s Confidential Information without the express prior written consent of the Company.

(C) In consideration of the amounts paid and payable pursuant to this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Shulman hereby agrees as follows:

1. Except under and pursuant to this Agreement, or as otherwise consented to in writing by the Company from time to time, during the Term of Employment, Shulman shall not at any time or place whatsoever, either directly or indirectly, engage or be interested as owner, stockholder, partner, member director, officer, employee, independent contractor or otherwise, (either with or without compensation), in any person, business or entity which is directly or indirectly in competition with the Company, or any of its subsidiaries. This provision shall not be construed to prohibit investment by Shulman in publicly traded securities.

2

2. During the twenty-four (24) month period immediately following the termination of Shulman’s employment, without regard to the reason for such termination, Shulman shall not directly or indirectly, whether on Shulman’s own account or as an employee, partner, member, manager, officer or director of, or consultant or independent contractor to, or holder of more than five (5%) percent of the equity interest in any other entity, within a fifteen (15) mile radius of the then principal place of business of the Company, do any of the following:

(a) enter into or engage in any business which is competitive with the Company’s Business.

(b) induce any person employed by the Company, to join a corporation, partnership, joint venture, limited liability company or other entity in any such capacity, directly or indirectly, if such business is competitive with that of the Company or if such business, or its successors or assigns, competes with the Company or if such business, or its successors or assigns, solicits tenants of the Company.

(c) employ, directly or indirectly, any of the Company’s Confidential Information in whole or in any material part.

(D) For the purposes of this Agreement, a business will be deemed competitive with the Company’s Business if it engages in any manner in the ownership, control, development, management and/or operation of real property.

(E) Shulman hereby agrees that, in the event of his breach of any of the covenants set forth in this Section 4, the Company shall be entitled to obtain appropriate equitable relief, including, without limitation, a permanent injunction or similar court order enjoining Shulman from violating any of such provisions, and that pending the hearing and the decision on the application for permanent equitable relief, the Company shall be entitled to a temporary restraining order and a preliminary injunction, all at Shulman’s expense, including reasonable attorney’s fees and disbursements, provided, however, no such remedy shall be construed to be the exclusive remedy of the Company and any and all such remedies shall be held and construed to be cumulative and not exclusive of any rights or remedies, whether at law or in equity, otherwise available under the terms of this Agreement, at common law, or under federal, state or local statutes, rules and regulations.

(F) Each provision contained in this Section 4 is intended to be independent of the others, and shall survive and shall remain binding and enforceable, notwithstanding that any of the other provisions may be declared invalid, void or unenforceable and, in the case of the geographical and time limitations, may be modified in geographical scope or duration by any court of competent jurisdiction to the extent necessary to make such provision valid and enforceable.

(G) The provisions of this Section 4 shall survive the termination of Shulman’s employment.

(H) If any present or future statute of the State of New York provides protections or remedies relating to Confidential Information, which are greater than the protections and remedies provided by this Agreement, then the Company shall also have the benefit of such additional statutory protections and remedies.

(I) The provisions of this Section 4 shall not apply to work of any kind performed by the Employee for any entity which is affiliated or related to the Company, including, but not limited to Weinstein Enterprises, Inc.

5. Disability:

(A) If Shulman becomes permanently disabled (as defined herein) during the period of his employment, the Company may terminate his employment on not less than three (3) months’ prior notice, but the Company shall nevertheless pay Shulman his compensation, as then in effect, for the balance of his Term of Employment.

(B) Shulman shall be deemed permanently disabled if either (i) he and the Company so agree, or (ii) after a period of ninety (90) days during which Shulman is continuously unable, as a result of any physical or mental

3

ailment, to perform his major duties and responsibilities as provided in Section 1, he is, either at his (or on his behalf) or the Company’s request, examined by New York University Medical Center, New York, New York, or any successor organization, or by any other Hospital in the City of New York of comparable stature, mutually agreed upon (hereinafter called the “Hospital”), and the Hospital certifies that, in the opinion of its Medical Examiners, Shulman’s health is such that, for a period of ninety (90) days or more from that date, Shulman is and probably will be incapacitated, physically or mentally, from performing, or that it would seriously impair his health to perform, his major duties and responsibilities as provided in Section 1 hereof. If, for any reason, the Hospital cannot or refuses to pass on such question, such certificate may be obtained from a majority of a Board of three (3) licensed physicians, members of the American Medical Association (New York City Division), one (1) to be chosen by Shulman or on his behalf, one (1) by the Company, and the third (3rd) by the other two (2), if they can agree thereon, otherwise by the then President of the New York State Medical Association. The certificate of two (2) of the said physicians shall be final and binding upon both parties hereto.

6. Assignability of This Agreement:

This Agreement is personal and shall not be assignable by Shulman and its terms, covenants and conditions shall be binding upon and inure to the benefit of the Company, or its successors and assigns.

7. Interpretation of This Agreement:

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, applicable to agreements made and to be performed in New York. This Agreement supersedes all prior Agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision thereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

The headings of this Agreement are for purpose of reference only and shall not limit or otherwise affect the meaning thereof.

Whenever the singular is used in this Agreement and when required by the context, the same shall include the plural.

This Agreement may be executed in one or more counterparts each of which shall be deemed an original.

8. Notices:

Any notices that may, at any time, be required to be given hereunder shall mean written notice and be addressed by Registered or Certified Mail as follows, unless a different address be furnished by Registered or Certified Mail to the other party:

If to the Company:	at 9 Bond Street
Brooklyn, NY 11201

If to Shulman:	at 961 Route 52
Carmel, NY 10512

4

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its President, attested by its Secretary and its corporate seal affixed hereunto, and Shulman has affixed his hand and seal as of the date first above written.

J.W. Mays, Inc.
	By:	/s/ Mark Greenblatt
Mark Greenblatt, Vice President
and Treasurer

(SEAL)
ATTEST:
/s/ Salvatore Cappuzzo
Salvatore Cappuzzo, Secretary		/s/ Lloyd J. Shulman
Lloyd J. Shulman

5

EMPLOYMENT AGREEMENT

AGREEMENT made on the 1st day of August, 2023, which further modifies and extends the Employment Agreement originally made as of the 1st day of August, 2008, which expired on July 31, 2011, as modified and extended by the Employment Agreement made as of the 1st day of August, 2011, which expired on July 31, 2014, as modified and extended by the Employment Agreement made as of the 1st day of August, 2014, which expired on July 31, 2017, as modified and extended by the Employment Agreement made on the 22nd day of March, 2017 which expired on July 31, 2020, and as modified and extended by the Employment Agreement made on the 1st day of August, 2020, between J.W. Mays, Inc., a New York corporation with offices and principal place of business located at 9 Bond Street, Brooklyn, New York 11201 (hereinafter called the “Company”), and Mark Greenblatt (hereinafter called “Greenblatt” or “Employee”)

WHEREAS, Greenblatt has rendered distinguished and dedicated service to the Company for many years, currently serves as a Vice President and Treasurer and his services have continuing value to the Company; and

WHEREAS, the Company desires to assure continuity of the services of Greenblatt as a Vice President and Treasurer by means of an Employment Agreement and Greenblatt is willing to enter into such Agreement upon the terms and conditions hereinafter set forth; and

WHEREAS, the protection of the Company’s Confidential Information (as defined hereinafter) is vital to the continued successful operation of the Company’s business.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. Nature of Services and Duties:

(A) The Company hereby employs Greenblatt and Greenblatt accepts employment as a Vice President and Treasurer of the Company.

(B) Greenblatt shall devote his best efforts and substantially all of his business time to advance the interests of the Company, subject to the control of the Board of Directors, and subject to and bound by all personnel and corporate policies and procedures applicable to employees of the Company. At all times he shall be furnished office accommodations adequate for the performance of his duties and compatible with his position as a Vice President and Treasurer of the Company.

2. Term of Employment:

(A) Greenblatt’s employment hereunder shall commence as of August 1, 2023 and shall end at the close of business on July 31, 2026, subject to earlier termination as provided in this Agreement in the event of Greenblatt’s retirement or permanent disability (the “Term of Employment”). Leave of absence for any period of time authorized by the Board of Directors of the Company shall not be deemed an interruption, cessation or termination of the terms of Greenblatt’s employment.

(B) Greenblatt may, at his option, elect to retire at any time upon at least ninety (90) days prior written notice to the Company.

(C) Nothing in this Agreement shall prevent the Company from terminating the employment at any time for cause. The following events shall constitute cause: (i) fraud, criminal conduct, misappropriation, embezzlement or the like; or (ii) willful misconduct of the Employee in connection with the performance of his duties under this Agreement; or (iii) violation of any material provision of this Agreement.

3. Compensation:

(A) The Company agrees to compensate Greenblatt for his services, and Greenblatt agrees to accept as compensation for his services, during the period of his employment hereunder or any renewal thereof, the sum of not less than Four Hundred Ten Thousand and 00/100 ($410,000.00) Dollars per annum, payable in equal monthly or other installments in accordance with the general practice of the Company with respect to Senior Executives. Greenblatt shall be entitled to such increases and additional payments as may be determined from time to time by the Board of Directors in its discretion.

(B) To the extent to which he may qualify, he shall, in addition, be entitled to participate in all plans now or hereafter adopted for Executives or employees, including, but not limited to, pension, group insurance or medical plans, and in any other employee benefit plans, whether similar to or different from any of the foregoing categories, offered or made available by the Company.

(C) The Company shall reimburse Greenblatt upon submission of vouchers by him, for all out-of-pocket expenses for entertainment, travel, meals, hotel accommodations and the like, incurred by him in the interest of the business of the Company.

(D) The Company shall have the right, at its option, to allocate payment of Greenblatt’s compensation or expenses, or any part thereof, among its subsidiaries or divisions, if any, to the extent applicable as its Board of Directors may from time to time direct.

4. Restrictive Covenant:

(A) Greenblatt acknowledges that: (i) due to the nature of his duties, he has and will continue to have access to and will acquire confidential information relating to the business and operation of the Company: and (ii) Greenblatt’s expertise and background would enable him to compete with the business of the Company, which is the ownership, control, development, management and operation of real property;

(B) Greenblatt shall not at any time, either during or after his employment, directly or indirectly, divulge, disclose or communicate to any person or entity, any non-public information affecting or relating to the business of the Company (the “Confidential Information”), including without limitation the names and addresses of its tenants, sub-tenants and prospective or potential tenants, marketing information, information regarding the nature and extent of its ownership interests in real property, leasing information, including, but not limited to, rents, expiration dates, rights of renewal, or any other lease terms, costs and expenses of operation, income, its manner of operation, its plans, its financial arrangements or condition, its policies and procedures, or contracts and other relationships with and information regarding other individuals or entities, including, but not limited to employees and independent contractors, regardless of whether any or all of the foregoing matters would be deemed confidential material or important, the parties stipulating that as between them such information is confidential, important and gravely affects the successful conduct of the business of the Company and its goodwill and that any breach of this Section is a material breach of this Agreement. Upon Greenblatt’s termination of employment, he shall immediately deliver to the Company all of the Company’s Confidential Information and shall not retain in any copies of the Company’s Confidential Information without the express prior written consent of the Company.

(C) In consideration of the amounts paid and payable pursuant to this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Greenblatt hereby agrees as follows:

1. Except under and pursuant to this Agreement, or as otherwise consented to in writing by the Company from time to time, during the Term of Employment, Greenblatt shall not at any time or place whatsoever, either directly or indirectly, engage or be interested as owner, stockholder, partner, member director, officer, employee, independent contractor or otherwise, (either with or without compensation), in any person, business or entity which is directly or indirectly in competition with the Company, or any of its subsidiaries. This provision shall not be construed to prohibit investment by Greenblatt in publicly traded securities.

2

2. During the twenty-four (24) month period immediately following the termination of Greenblatt’s employment, without regard to the reason for such termination, Greenblatt shall not directly or indirectly, whether on Greenblatt’s own account or as an employee, partner, member, manager, officer or director of, or consultant or independent contractor to, or holder of more than five (5%) percent of the equity interest in any other entity, within a fifteen (15) mile radius of the then principal place of business of the Company, do any of the following:

(a) enter into or engage in any business which is competitive with the Company’s Business.

(b) induce any person employed by the Company, to join a corporation, partnership, joint venture, limited liability company or other entity in any such capacity, directly or indirectly, if such business is competitive with that of the Company or if such business, or its successors or assigns, competes with the Company or if such business, or its successors or assigns, solicits tenants of the Company.

(c) employ, directly or indirectly, any of the Company’s Confidential Information in whole or in any material part.

(D) For the purposes of this Agreement, a business will be deemed competitive with the Company’s Business if it engages in any manner in the ownership, control, development, management and/or operation of real property.

(E) Greenblatt hereby agrees that, in the event of his breach of any of the covenants set forth in this Section 4, the Company shall be entitled to obtain appropriate equitable relief, including, without limitation, a permanent injunction or similar court order enjoining Greenblatt from violating any of such provisions, and that pending the hearing and the decision on the application for permanent equitable relief, the Company shall be entitled to a temporary restraining order and a preliminary injunction, all at Greenblatt’s expense, including reasonable attorney’s fees and disbursements, provided, however, no such remedy shall be construed to be the exclusive remedy of the Company and any and all such remedies shall be held and construed to be cumulative and not exclusive of any rights or remedies, whether at law or in equity, otherwise available under the terms of this Agreement, at common law, or under federal, state or local statutes, rules and regulations.

(F) Each provision contained in this Section 4 is intended to be independent of the others, and shall survive and shall remain binding and enforceable, notwithstanding that any of the other provisions may be declared invalid, void or unenforceable and, in the case of the geographical and time limitations, may be modified in geographical scope or duration by any court of competent jurisdiction to the extent necessary to make such provision valid and enforceable.

(G) The provisions of this Section 4 shall survive the termination of Greenblatt’s employment.

(H) If any present or future statute of the State of New York provides protections or remedies relating to Confidential Information, which are greater than the protections and remedies provided by this Agreement, then the Company shall also have the benefit of such additional statutory protections and remedies.

(I) The provisions of this Section 4 shall not apply to work of any kind performed by the Employee for any entity which is affiliated or related to the Company, including, but not limited to Weinstein Enterprises, Inc.

5. Disability:

(A) If Greenblatt becomes permanently disabled (as defined herein) during the period of his employment, the Company may terminate his employment on not less than three (3) months’ prior notice, but the Company shall nevertheless pay Greenblatt his compensation, as then in effect, for the balance of his Term of Employment.

(B) Greenblatt shall be deemed permanently disabled if either (i) he and the Company so agree, or (ii) after a period of ninety (90) days during which Greenblatt is continuously unable, as a result of any physical or mental

3

ailment, to perform his major duties and responsibilities as provided in Section 1, he is, either at his (or on his behalf) or the Company’s request, examined by New York University Medical Center, New York, New York, or any successor organization, or by any other Hospital in the City of New York of comparable stature, mutually agreed upon (hereinafter called the “Hospital”), and the Hospital certifies that, in the opinion of its Medical Examiners, Greenblatt’s health is such that, for a period of ninety (90) days or more from that date, Greenblatt is and probably will be incapacitated, physically or mentally, from performing, or that it would seriously impair his health to perform, his major duties and responsibilities as provided in Section 1 hereof. If, for any reason, the Hospital cannot or refuses to pass on such question, such certificate may be obtained from a majority of a Board of three (3) licensed physicians, members of the American Medical Association (New York City Division), one (1) to be chosen by Greenblatt or on his behalf, one (1) by the Company, and the third (3rd) by the other two (2), if they can agree thereon, otherwise by the then President of the New York State Medical Association. The certificate of two (2) of the said physicians shall be final and binding upon both parties hereto.

6. Assignability of This Agreement:

This Agreement is personal and shall not be assignable by Greenblatt, and its terms, covenants and conditions shall be binding upon and inure to the benefit of the Company, or its successors and assigns.

7. Interpretation of This Agreement:

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, applicable to agreements made and to be performed in New York. This Agreement supersedes all prior Agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision thereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

The headings of this Agreement are for purpose of reference only and shall not limit or otherwise affect the meaning thereof.

Whenever the singular is used in this Agreement and when required by the context, the same shall include the plural.

This Agreement may be executed in one or more counterparts each of which shall be deemed an original.

8. Notices:

Any notices that may, at any time, be required to be given hereunder shall mean written notice and be addressed by Registered or Certified Mail as follows, unless a different address be furnished by Registered or Certified Mail to the other party:

If to the Company:	at 9 Bond Street
Brooklyn, NY 11201

If to Greenblatt:	at 1539 Tyler Avenue
East Meadow, NY 11554

4

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its President, attested by its Secretary and its corporate seal affixed hereunto, and Greenblatt has affixed his hand and seal as of the date first above written.

J.W. Mays, Inc.
	By:	/s/ Lloyd J. Shulman
Lloyd J. Shulman, President

(SEAL)
ATTEST:
/s/ Salvatore Cappuzzo
Salvatore Cappuzzo, Secretary		/s/ Mark Greenblatt
Mark Greenblatt

5

EMPLOYMENT AGREEMENT

AGREEMENT made on the 1st day of August, 2023, which further modifies and extends the Employment Agreement originally made as of the 1st day of August, 2008, which expired on July 31, 2011, as modified and extended by the Employment Agreement made as of the 1st day of August, 2011, which expired on July 31, 2014, as modified and extended by the Employment Agreement made as of the 1st day of August, 2014, which expired on July 31, 2017, as modified and extended by the Employment Agreement made on the 22nd day of March, 2017 which expired on July 31, 2020, and as modified and extended by the Employment Agreement made on the 1st day of August, 2020, between J.W. Mays, Inc., a New York corporation with offices and principal place of business located at 9 Bond Street, Brooklyn, New York 11201 (hereinafter called the “Company”), and Ward N. Lyke, Jr. (hereinafter called “Lyke” or “Employee”).

WHEREAS, Lyke has rendered distinguished and dedicated service to the Company for many years, currently serves as a Vice President and Assistant Treasurer and his services have continuing value to the Company; and

WHEREAS, the Company desires to assure continuity of the services of Lyke as a Vice President and Assistant Treasurer by means of an Employment Agreement and Lyke is willing to enter into such Agreement upon the terms and conditions hereinafter set forth; and

WHEREAS, the protection of the Company’s Confidential Information (as defined hereinafter) is vital to the continued successful operation of the Company’s business.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. Nature of Services and Duties:

(A) The Company hereby employs Lyke and Lyke accepts employment as a Vice President and Assistant Treasurer of the Company.

(B) Lyke shall devote his best efforts and substantially all of his business time to advance the interests of the Company, subject to the control of the Board of Directors, and subject to and bound by all personnel and corporate policies and procedures applicable to employees of the Company. At all times he shall be furnished office accommodations adequate for the performance of his duties and compatible with his position as a Vice President and Assistant Treasurer of the Company.

2. Term of Employment:

(A) Lyke’s employment hereunder shall commence as of August 1, 2023 and shall end at the close of business on July 31, 2026, subject to earlier termination as provided in this Agreement in the event of Lyke’s retirement or permanent disability (the “Term of Employment”). Leave of absence for any period of time authorized by the Board of Directors of the Company shall not be deemed an interruption, cessation or termination of the terms of Lyke’s employment.

(B) Lyke may, at his option, elect to retire at any time upon at least ninety (90) days prior written notice to the Company.

(C) Nothing in this Agreement shall prevent the Company from terminating the employment at any time for cause. The following events shall constitute cause: (i) fraud, criminal conduct, misappropriation, embezzlement or the like; or (ii) willful misconduct of the Employee in connection with the performance of his duties under this Agreement; or (iii) violation of any material provision of this Agreement.

3. Compensation:

(A) The Company agrees to compensate Lyke for his services, and Lyke agrees to accept as compensation for his services, during the period of his employment hereunder or any renewal thereof, the sum of not less than Two Hundred Seventy-Eight Thousand and 00/100 ($278,000.00) Dollars per annum, payable in equal monthly or other installments in accordance with the general practice of the Company with respect to Senior Executives. Lyke shall be entitled to such increases and additional payments as may be determined from time to time by the Board of Directors in its discretion.

(B) To the extent to which he may qualify, he shall, in addition, be entitled to participate in all plans now or hereafter adopted for Executives or employees, including, but not limited to, pension, group insurance or medical plans, and in any other employee benefit plans, whether similar to or different from any of the foregoing categories, offered or made available by the Company.

(C) The Company shall reimburse Lyke upon submission of vouchers by him, for all out-of-pocket expenses for entertainment, travel, meals, hotel accommodations and the like, incurred by him in the interest of the business of the Company.

(D) The Company shall have the right, at its option, to allocate payment of Lyke’s compensation or expenses, or any part thereof, among its subsidiaries or divisions, if any, to the extent applicable as its Board of Directors may from time to time direct.

4. Restrictive Covenant:

(A) Lyke acknowledges that: (i) due to the nature of his duties, he has and will continue to have access to and will acquire confidential information relating to the business and operation of the Company: and (ii) Lyke’s expertise and background would enable him to compete with the business of the Company, which is the ownership, control, development, management and operation of real property;

(B) Lyke shall not at any time, either during or after his employment, directly or indirectly, divulge, disclose or communicate to any person or entity, any non-public information affecting or relating to the business of the Company (the “Confidential Information”), including without limitation the names and addresses of its tenants, sub-tenants and prospective or potential tenants, marketing information, information regarding the nature and extent of its ownership interests in real property, leasing information, including, but not limited to, rents, expiration dates, rights of renewal, or any other lease terms, costs and expenses of operation, income, its manner of operation, its plans, its financial arrangements or condition, its policies and procedures, or contracts and other relationships with and information regarding other individuals or entities, including, but not limited to employees and independent contractors, regardless of whether any or all of the foregoing matters would be deemed confidential material or important, the parties stipulating that as between them such information is confidential, important and gravely affects the successful conduct of the business of the Company and its goodwill and that any breach of this Section is a material breach of this Agreement. Upon Lyke’s termination of employment, he shall immediately deliver to the Company all of the Company’s Confidential Information and shall not retain in any copies of the Company’s Confidential Information without the express prior written consent of the Company.

(C) In consideration of the amounts paid and payable pursuant to this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lyke hereby agrees as follows:

1. Except under and pursuant to this Agreement, or as otherwise consented to in writing by the Company from time to time, during the Term of Employment, Lyke shall not at any time or place whatsoever, either directly or indirectly, engage or be interested as owner, stockholder, partner, member director, officer, employee, independent contractor or otherwise, (either with or without compensation), in any person, business or entity which is directly or indirectly in competition with the Company, or any of its subsidiaries. This provision shall not be construed to prohibit investment by Lyke in publicly traded securities.

2. During the twenty-four (24) month period immediately following the termination of Lyke’s employment, without regard to the reason for such termination, Lyke shall not directly or indirectly, whether on Lyke’s own account or as an employee, partner, member, manager, officer or director of, or consultant or independent contractor to, or holder of more than five (5%) percent of the equity interest in any other entity, within a fifteen (15) mile radius of the then principal place of business of the Company, do any of the following:

(a) enter into or engage in any business which is competitive with the Company’s Business.

(b) induce any person employed by the Company, to join a corporation, partnership, joint venture, limited liability company or other entity in any such capacity, directly or indirectly, if such business is competitive with that of the Company or if such business, or its successors or assigns, competes with the Company or if such business, or its successors or assigns, solicits tenants of the Company.

(c) employ, directly or indirectly, any of the Company’s Confidential Information in whole or in any material part.

(D) For the purposes of this Agreement, a business will be deemed competitive with the Company’s Business if it engages in any manner in the ownership, control, development, management and/or operation of real property.

(E) Lyke hereby agrees that, in the event of his breach of any of the covenants set forth in this Section 4, the Company shall be entitled to obtain appropriate equitable relief, including, without limitation, a permanent injunction or similar court order enjoining Lyke from violating any of such provisions, and that pending the hearing and the decision on the application for permanent equitable relief, the Company shall be entitled to a temporary restraining order and a preliminary injunction, all at Lyke’s expense, including reasonable attorney’s fees and disbursements, provided, however, no such remedy shall be construed to be the exclusive remedy of the Company and any and all such remedies shall be held and construed to be cumulative and not exclusive of any rights or remedies, whether at law or in equity, otherwise available under the terms of this Agreement, at common law, or under federal, state or local statutes, rules and regulations.

(F) Each provision contained in this Section 4 is intended to be independent of the others, and shall survive and shall remain binding and enforceable, notwithstanding that any of the other provisions may be declared invalid, void or unenforceable and, in the case of the geographical and time limitations, may be modified in geographical scope or duration by any court of competent jurisdiction to the extent necessary to make such provision valid and enforceable.

(G) The provisions of this Section 4 shall survive the termination of Lyke’s employment.

(H) If any present or future statute of the State of New York provides protections or remedies relating to Confidential Information, which are greater than the protections and remedies provided by this Agreement, then the Company shall also have the benefit of such additional statutory protections and remedies.

(I) The provisions of this Section 4 shall not apply to work of any kind performed by the Employee for any entity which is affiliated or related to the Company, including, but not limited to Weinstein Enterprises, Inc.

5. Disability:

(A) If Lyke becomes permanently disabled (as defined herein) during the period of his employment, the Company may terminate his employment on not less than three (3) months’ prior notice, but the Company shall nevertheless pay Lyke his compensation, as then in effect, for the balance of his Term of Employment.

(B) Lyke shall be deemed permanently disabled if either (i) he and the Company so agree, or (ii) after a period of ninety (90) days during which Lyke is continuously unable, as a result of any physical or mental ailment, to perform his major duties and responsibilities as provided in Section 1, he is, either at his (or on his behalf) or the Company’s request, examined by New York University Medical Center, New York, New York, or any successor organization, or by any other Hospital in the City of New York of comparable stature, mutually agreed upon (hereinafter called the “Hospital”), and the Hospital certifies that, in the opinion of its Medical Examiners, Lyke’s health is such that, for a period of ninety (90) days or more from that date, Lyke is and probably will be incapacitated, physically or mentally, from performing, or that it would seriously impair his health to perform, his major duties and responsibilities as provided in Section 1 hereof. If, for any reason, the Hospital cannot or refuses to pass on such question, such certificate may be obtained from a majority of a Board of three (3) licensed physicians, members of the American Medical Association (New York City Division), one (1) to be chosen by Lyke or on his behalf, one (1) by the Company, and the third (3rd) by the other two (2), if they can agree thereon, otherwise by the then President of the New York State Medical Association. The certificate of two (2) of the said physicians shall be final and binding upon both parties hereto.

6. Assignability of This Agreement:

This Agreement is personal and shall not be assignable by Lyke and its terms, covenants and conditions shall be binding upon and inure to the benefit of the Company, or its successors and assigns.

7. Interpretation of This Agreement:

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, applicable to agreements made and to be performed in New York. This Agreement supersedes all prior Agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision thereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

The headings of this Agreement are for purpose of reference only and shall not limit or otherwise affect the meaning thereof.

Whenever the singular is used in this Agreement and when required by the context, the same shall include the plural.

This Agreement may be executed in one or more counterparts each of which shall be deemed an original.

8. Notices:

Any notices that may, at any time, be required to be given hereunder shall mean written notice and be addressed by Registered or Certified Mail as follows, unless a different address be furnished by Registered or Certified Mail to the other party:

If to the Company:	at 9 Bond Street
Brooklyn, NY 11201

If to Lyke:	at 41 Horsepound Road
Carmel, New York 10512

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its President, attested by its Secretary and its corporate seal affixed hereunto, and Lyke has affixed his hand and seal as of the date first above written.

J.W. Mays, Inc.
	By:	/s/ Lloyd J. Shulman
Lloyd J. Shulman, President

(SEAL)
ATTEST:
/s/ Salvatore Cappuzzo
Salvatore Cappuzzo, Secretary		/s/ Ward N. Lyke, Jr.
Ward N. Lyke, Jr.

EMPLOYMENT AGREEMENT

AGREEMENT made on the 1st day of August, 2023, which further modifies and extends the Employment Agreement originally made as of the 1st day of August, 2008, which expired on July 31, 2011, as modified and extended by the Employment Agreement made as of the 1st day of August, 2011, which expired on July 31, 2014, as modified and extended by the Employment Agreement made as of the 1st day of August, 2014, which expired on July 31, 2017, as modified and extended by the Employment Agreement made on the 22nd day of March, 2017 which expired on July 31, 2020, and as modified and extended by the Employment Agreement made on the 1st day of August, 2020, between J.W. Mays, Inc., a New York corporation with offices and principal place of business located at 9 Bond Street, Brooklyn, New York 11201 (hereinafter called the “Company”), and George Silva (hereinafter called “Silva” or “Employee”).

WHEREAS, Silva has rendered distinguished and dedicated service to the Company for many years, currently serves as a Vice President and his services have continuing value to the Company; and

WHEREAS, the Company desires to assure continuity of the services of Silva as a Vice President by means of an Employment Agreement and Silva is willing to enter into such Agreement upon the terms and conditions hereinafter set forth; and

WHEREAS, the protection of the Company’s Confidential Information (as defined hereinafter) is vital to the continued successful operation of the Company’s business.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

1. Nature of Services and Duties:

(A) The Company hereby employs Silva and Silva accepts employment as a Vice President of the Company.

(B) Silva shall devote his best efforts and substantially all of his business time to advance the interests of the Company, subject to the control of the Board of Directors, and subject to and bound by all personnel and corporate policies and procedures applicable to employees of the Company. At all times he shall be furnished office accommodations adequate for the performance of his duties and compatible with his position as a Vice President of the Company.

2. Term of Employment:

(A) Silva’s employment hereunder shall commence as of August 1, 2023 and shall end at the close of business on July 31, 2026, subject to earlier termination as provided in this Agreement in the event of Silva’s retirement or permanent disability (the “Term of Employment”). Leave of absence for any period of time authorized by the Board of Directors of the Company shall not be deemed an interruption, cessation or termination of the terms of Silva’s employment.

(B) Silva may, at his option, elect to retire at any time upon at least ninety (90) days prior written notice to the Company.

(C) Nothing in this Agreement shall prevent the Company from terminating the employment at any time for cause. The following events shall constitute cause: (i) fraud, criminal conduct, misappropriation, embezzlement or the like; or (ii) willful misconduct of the Employee in connection with the performance of his duties under this Agreement; or (iii) violation of any material provision of this Agreement.

3. Compensation:

(A) The Company agrees to compensate Silva for his services, and Silva agrees to accept as compensation for his services, during the period of his employment hereunder or any renewal thereof, the sum of not less than Three Hundred Twenty Four Thousand and 00/100 ($324,000.00) Dollars per annum, payable in equal monthly or other installments in accordance with the general practice of the Company with respect to Senior Executives. Silva shall be entitled to such increases and additional payments as may be determined from time to time by the Board of Directors in its discretion.

(B) To the extent to which he may qualify, he shall, in addition, be entitled to participate in all plans now or hereafter adopted for Executives or employees, including, but not limited to, pension, group insurance or medical plans, and in any other employee benefit plans, whether similar to or different from any of the foregoing categories, offered or made available by the Company.

(C) The Company shall reimburse Silva upon submission of vouchers by him, for all out-of-pocket expenses for entertainment, travel, meals, hotel accommodations and the like, incurred by him in the interest of the business of the Company.

(D) The Company shall have the right, at its option, to allocate payment of Silva’s compensation or expenses, or any part thereof, among its subsidiaries or divisions, if any, to the extent applicable as its Board of Directors may from time to time direct.

4. Restrictive Covenant:

(A) Silva acknowledges that: (i) due to the nature of his duties, he has and will continue to have access to and will acquire confidential information relating to the business and operation of the Company: and (ii) Silva’s expertise and background would enable him to compete with the business of the Company, which is the ownership, control, development, management and operation of real property;

(B) Silva shall not at any time, either during or after his employment, directly or indirectly, divulge, disclose or communicate to any person or entity, any non-public information affecting or relating to the business of the Company (the “Confidential Information”), including without limitation the names and addresses of its tenants, sub-tenants and prospective or potential tenants, marketing information, information regarding the nature and extent of its ownership interests in real property, leasing information, including, but not limited to, rents, expiration dates, rights of renewal, or any other lease terms, costs and expenses of operation, income, its manner of operation, its plans, its financial arrangements or condition, its policies and procedures, or contracts and other relationships with and information regarding other individuals or entities, including, but not limited to employees and independent contractors, regardless of whether any or all of the foregoing matters would be deemed confidential material or important, the parties stipulating that as between them such information is confidential, important and gravely affects the successful conduct of the business of the Company and its goodwill and that any breach of this Section is a material breach of this Agreement. Upon Silva’s termination of employment, he shall immediately deliver to the Company all of the Company’s Confidential Information and shall not retain in any copies of the Company’s Confidential Information without the express prior written consent of the Company.

(C) In consideration of the amounts paid and payable pursuant to this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Silva hereby agrees as follows:

1. Except under and pursuant to this Agreement, or as otherwise consented to in writing by the Company from time to time, during the Term of Employment, Silva shall not at any time or place whatsoever, either directly or indirectly, engage or be interested as owner, stockholder, partner, member director, officer, employee, independent contractor or otherwise, (either with or without compensation), in any person, business or entity which is directly or indirectly in competition with the Company, or any of its subsidiaries. This provision shall not be construed to prohibit investment by Silva in publicly traded securities.

2

2. During the twenty-four (24) month period immediately following the termination of Silva’s employment, without regard to the reason for such termination, Silva shall not directly or indirectly, whether on Silva’s own account or as an employee, partner, member, manager, officer or director of, or consultant or independent contractor to, or holder of more than five (5%) percent of the equity interest in any other entity, within a fifteen (15) mile radius of the then principal place of business of the Company, do any of the following:

(a) enter into or engage in any business which is competitive with the Company’s Business.

(b) induce any person employed by the Company, to join a corporation, partnership, joint venture, limited liability company or other entity in any such capacity, directly or indirectly, if such business is competitive with that of the Company or if such business, or its successors or assigns, competes with the Company or if such business, or its successors or assigns, solicits tenants of the Company.

(c) employ, directly or indirectly, any of the Company’s Confidential Information in whole or in any material part.

(D) For the purposes of this Agreement, a business will be deemed competitive with the Company’s Business if it engages in any manner in the ownership, control, development, management and/or operation of real property.

(E) Silva hereby agrees that, in the event of his breach of any of the covenants set forth in this Section 4, the Company shall be entitled to obtain appropriate equitable relief, including, without limitation, a permanent injunction or similar court order enjoining Silva from violating any of such provisions, and that pending the hearing and the decision on the application for permanent equitable relief, the Company shall be entitled to a temporary restraining order and a preliminary injunction, all at Silva’s expense, including reasonable attorney’s fees and disbursements, provided, however, no such remedy shall be construed to be the exclusive remedy of the Company and any and all such remedies shall be held and construed to be cumulative and not exclusive of any rights or remedies, whether at law or in equity, otherwise available under the terms of this Agreement, at common law, or under federal, state or local statutes, rules and regulations.

(F) Each provision contained in this Section 4 is intended to be independent of the others, and shall survive and shall remain binding and enforceable, notwithstanding that any of the other provisions may be declared invalid, void or unenforceable and, in the case of the geographical and time limitations, may be modified in geographical scope or duration by any court of competent jurisdiction to the extent necessary to make such provision valid and enforceable.

(G) The provisions of this Section 4 shall survive the termination of Silva’s employment.

(H) If any present or future statute of the State of New York provides protections or remedies relating to Confidential Information, which are greater than the protections and remedies provided by this Agreement, then the Company shall also have the benefit of such additional statutory protections and remedies.

(I) The provisions of this Section 4 shall not apply to work of any kind performed by the Employee for any entity which is affiliated or related to the Company, including, but not limited to Weinstein Enterprises, Inc.

5. Disability:

(A) If Silva becomes permanently disabled (as defined herein) during the period of his employment, the Company may terminate his employment on not less than three (3) months’ prior notice, but the Company shall nevertheless pay Silva his compensation, as then in effect, for the balance of his Term of Employment.

(B) Silva shall be deemed permanently disabled if either (i) he and the Company so agree, or (ii) after a period of ninety (90) days during which Silva is continuously unable, as a result of any physical or mental ailment,

3

to perform his major duties and responsibilities as provided in Section 1, he is, either at his (or on his behalf) or the Company’s request, examined by New York University Medical Center, New York, New York, or any successor organization, or by any other Hospital in the City of New York of comparable stature, mutually agreed upon (hereinafter called the “Hospital”), and the Hospital certifies that, in the opinion of its Medical Examiners, Silva’s health is such that, for a period of ninety (90) days or more from that date, Silva is and probably will be incapacitated, physically or mentally, from performing, or that it would seriously impair his health to perform, his major duties and responsibilities as provided in Section 1 hereof. If, for any reason, the Hospital cannot or refuses to pass on such question, such certificate may be obtained from a majority of a Board of three (3) licensed physicians, members of the American Medical Association (New York City Division), one (1) to be chosen by Silva or on his behalf, one (1) by the Company, and the third (3rd) by the other two (2), if they can agree thereon, otherwise by the then President of the New York State Medical Association. The certificate of two (2) of the said physicians shall be final and binding upon both parties hereto.

6. Assignability of This Agreement:

This Agreement is personal and shall not be assignable by Silva and its terms, covenants and conditions shall be binding upon and inure to the benefit of the Company, or its successors and assigns.

7. Interpretation of This Agreement:

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, applicable to agreements made and to be performed in New York. This Agreement supersedes all prior Agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision thereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person or party to be charged.

The headings of this Agreement are for purpose of reference only and shall not limit or otherwise affect the meaning thereof.

Whenever the singular is used in this Agreement and when required by the context, the same shall include the plural.

This Agreement may be executed in one or more counterparts each of which shall be deemed an original.

8. Notices:

Any notices that may, at any time, be required to be given hereunder shall mean written notice and be addressed by Registered or Certified Mail as follows, unless a different address be furnished by Registered or Certified Mail to the other party:

If to the Company:	at 9 Bond Street
Brooklyn, NY 11201

If to Silva:	at 115 Pearsall Avenue
Lynbrook, NY 11563

4

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its President, attested by its Secretary and its corporate seal affixed hereunto, and Silva has affixed his hand and seal as of the date first above written.

J.W. Mays, Inc.
	By:	/s/ Lloyd J. Shulman
Lloyd J. Shulman, President

(SEAL)
ATTEST:
/s/ Salvatore Cappuzzo
Salvatore Cappuzzo, Secretary		/s/ George Silva
George Silva

5